Commitments and Contingencies Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Distributions Made to Partner
The table below summarizes the net profit distributions, proceeds of asset sales and preferred return distributions earned by Navitus Energy Group during the years ended December 31, 2016 and 2015, respectively.

Navitus Energy Group Distribution Earned	Year Ended December 31,
	2016	2015
Aurora Net Profits Interests	$—	$78,963
Proceeds from the Sale of Aurora Assets	—	—
Preferred Distributions Due to Navitus Partners, LLC	—	656,256
Total Distributions Earned By Navitus Energy Group	$—	$735,219